Exhibit 10(a)74










                              SUPPLEMENTAL BENEFIT PLAN

                                         FOR

                                GEORGIA POWER COMPANY
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                              SUPPLEMENTAL BENEFIT PLAN
                                         FOR
                                GEORGIA POWER COMPANY


                                                                 Page

          ARTICLE I - PURPOSE AND ADOPTION OF PLAN . . . . . . .    1

               1.1       Adoption . . . . . . . . . . . . . . . .   1

               1.2       Purpose. . . . . . . . . . . . . . . . .   1


          ARTICLE II - DEFINITIONS . . . . . . . . . . . . . . .    2

               2.1       Account. . . . . . . . . . . . . . . . .   2

               2.2       Affiliated Employer. . . . . . . . . . .   2

               2.3       Beneficiary. . . . . . . . . . . . . . .   2

               2.4       Board of Directors . . . . . . . . . . .   2

               2.5       Code . . . . . . . . . . . . . . . . . .   2

               2.6       Common Stock . . . . . . . . . . . . . .   2

               2.7       Company. . . . . . . . . . . . . . . . .   2

               2.8       Deferred Compensation Plan . . . . . . .   2

               2.9       Effective Date . . . . . . . . . . . . .   3

               2.10      Employee . . . . . . . . . . . . . . . .   3

               2.11      ESOP . . . . . . . . . . . . . . . . . .   3

               2.12      Non Pension Benefit. . . . . . . . . . .   3

               2.13      Participant. . . . . . . . . . . . . . .   3

               2.14      Pension Benefit. . . . . . . . . . . . .   3



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               2.15      Pension Plan . . . . . . . . . . . . . .   3

               2.16      Plan . . . . . . . . . . . . . . . . . .   3

               2.17      Plan Year. . . . . . . . . . . . . . . .   3

               2.18      Savings Plan. . . . . . . . . . . . . .    3



          ARTICLE III - ADMINISTRATION OF PLAN . . . . . . . . .    4

               3.1       Administrator. . . . . . . . . . . . . .   4

               3.2       Powers . . . . . . . . . . . . . . . . .   4

               3.3       Duties of the Board of
                           Directors. . . . . . . . . . . . . . .   5

               3.4       Indemnification. . . . . . . . . . . . .   6


          ARTICLE IV - ELIGIBILITY . . . . . . . . . . . . . . .    7

               4.1       Eligibility Requirements . . . . . . . .   7

               4.2       Determination of Eligibility . . . . . .   7


          ARTICLE V - BENEFITS . . . . . . . . . . . . . . . . .    8

               5.1       Pension Benefit. . . . . . . . . . . . .   8

               5.2       Non Pension Benefit. . . . . . . . . . .  10

               5.3       Distribution of Benefits . . . . . . . .  13

               5.4       Funding of Benefits. . . . . . . . . . .  16

               5.5       Withholding. . . . . . . . . . . . . . .  16






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          ARTICLE VI - MISCELLANEOUS . . . . . . . . . . . . . .   17

               6.1       Assignment . . . . . . . . . . . . . . .  17

               6.2       Amendment and Termination. . . . . . . .  17

               6.3       No Guarantee of Employment . . . . . . .  17

               6.4       Construction . . . . . . . . . . . . . .  18





































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                              SUPPLEMENTAL BENEFIT PLAN
                                         FOR
                                GEORGIA POWER COMPANY



                       ARTICLE I - PURPOSE AND ADOPTION OF PLAN

               1.1   Adoption:   Georgia  Power  Company  hereby adopt  and

          establish  the  Supplemental  Benefit   Plan  for  Georgia  Power

          Company.   The  Plan shall be  an unfunded  deferred compensation

          arrangement whose benefits shall be  paid solely from the general assets of the Company.

               1.2   Purpose:   The  Plan  is designed  to provide  certain

          retirement and other deferred compensation benefits primarily for a  select group  of  management or  highly compensated  employees which are not otherwise  payable or cannot otherwise  be provided by  the Company under the  Pension Plan for  Employees of Georgia

          Power Company, the Employee Savings Plan for The Southern Company

          System,  and the  Employee Stock Ownership  Plan of  The Southern

          Company  System, as a result  of the limitations  set forth under

          Sections 401(a)(17), 402(g), and 415 of the Internal Revenue Code

          of 1986, as amended from time to time.









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                                ARTICLE II DEFINITIONS

               2.1   "Account"  shall   mean   the  account   or   accounts

          established and maintained by  a Company to reflect the  interest of a Participant in  the Plan resulting from a  Participant's Non

          Pension Benefit calculated in accordance with Section 5.2.

               2.2   "Affiliated Employer" shall mean any corporation which

          is a member  of the controlled group of corporations of which The

          Southern Company is the common parent corporation.

               2.3   "Beneficiary" shall mean any person, estate, trust, or

          organization entitled to  receive any payment under the Plan upon the death of a Participant.

               2.4   "Board of Directors" shall mean the Board of Directors

          of the Company.

               2.5   "Code" shall  mean the Internal Revenue  Code of 1986,

          as amended from time to time.

               2.6   "Common Stock" shall mean common stock of The Southern

          Company.

               2.7   "Company" shall mean Georgia Power Company.

               2.8   "Deferred Compensation Plan"  shall mean the  Deferred

          Compensation Plan  for The  Southern Electric System,  as amended







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          from  time  to  time, following  its  adoption  by  the Board  of

          Directors.

               2.9   "Effective  Date"  shall mean  January 1,  1983.   The

          Effective  Date  of this  amendment  and  restatement shall  mean

          January 1, 1988.

               2.10  "Employee"  shall mean  any  person  who is  currently employed by the Company.

               2.11  "ESOP" shall mean the Employee Stock Ownership Plan of

          The Southern Company System, as amended from time to time.

               2.12  "Non Pension Benefit" shall mean the benefit described in Section 5.2.

               2.13  "Participant"  shall   mean  an  Employee   or  former

          Employee  of  a  Company  who  is eligible  to  receive  benefits provided by the Plan.

               2.14  "Pension Benefit" shall mean the benefit  described in

          Section 5.1.

               2.15  "Pension  Plan" shall mean the defined benefit pension plan  maintained by  the  Company or  an Affiliated  Employer, as amended from time to time.

               2.16  "Plan" shall  mean the  Supplemental Benefit  Plan for

          Georgia Power Company, as amended from time to time.

               2.17  "Plan Year" shall mean the calendar year.



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               2.18  "Savings  Plan" shall mean  the Employee  Savings Plan for The Southern Company System, as amended from time to time.

               Where the context requires, the definitions of all terms set forth  in the  Pension Plan, the  ESOP, the Savings  Plan and the

          Deferred  Compensation  Plan shall  apply  with  equal force  and effect for  purposes of interpretation and  administration of the

          Plan, unless said terms are otherwise specifically defined in the

          Plan.   The masculine pronoun  shall be construed  to include the

          feminine pronoun and the singular shall include the plural, where the context so requires.



                          ARTICLE III ADMINISTRATION OF PLAN

               3.1   Administrator.  The general administration of the Plan

          shall be placed in the Board of Directors.

               3.2   Powers.   The Board of Directors  shall administer the

          Plan  in  accordance with  its terms  and  shall have  all powers

          necessary  to  carry   out  the  provisions  of   the  Plan  more

          particularly set forth herein.   It shall interpret the  Plan and

          shall  determine all  questions  arising  in the  administration,

          interpretation   and  application   of  the   Plan.     Any  such

          determination  by  it  shall be  conclusive  and  binding  on all persons.  It may adopt such regulations as it deems desirable for



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          the conduct of  its affairs.   It may  appoint such  accountants,

          counsel,  actuaries, specialists  and other  persons as  it deems necessary or  desirable in connection with  the administration of this Plan, and shall be the agent for the service of process.

               3.3   Duties of the Board of Directors.

                     (a)  The  Board of  Directors is  responsible for  the

          daily administration of the  Plan.  It may appoint  other persons or entities to perform any of its fiduciary functions.  The Board of Directors and any such appointee may employ advisors and other persons  necessary or convenient to help it carry out its duties,

          including  its fiduciary duties.   The  Board of  Directors shall

          have  the right to remove  any such appointee  from his position.

          Any person, group of persons or entity may serve in more than one fiduciary capacity.

                     (b)  The  Board of  Directors shall  maintain accurate

          and detailed records  and accounts of  Participants and of  their rights  under  the  Plan  and  of  all  receipts,  disbursements,

          transfers  and  other transactions  concerning  the  Plan.   Such

          accounts, books and records relating thereto shall be open at all reasonable times to inspection and audit by persons designated by the Board of Directors.





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                     (c)  The  Board  of  Directors  shall  take all  steps

          necessary to  ensure that the Plan  complies with the law  at all times.  These steps  shall include such items as  the preparation

          and  filing  of   all  documents  and   forms  required  by   any

          governmental  agency;  maintaining   of  adequate   Participants'

          records; recording and transmission of all notices required to be given to  Participants and  their Beneficiaries; the  receipt and dissemination,  if  required,  of  all  reports  and  information received  from an  Employing Company;  securing of  such fidelity bonds  as  may be  required by  law;  and doing  such  other acts

          necessary for the proper  administration of the Plan.   The Board

          of  Directors shall keep a  record of all  of its proceedings and acts, and shall keep all such books of account, records and other data as may be necessary for proper administration of the Plan.

               3.4   Indemnification.    The  Company shall  indemnify  the

          Board of  Directors against any and all  claims, losses, damages,

          expenses  and liability arising from an action or failure to act,

          except when the same  is finally judicially determined to  be due

          to  gross  negligence or  willful  misconduct.   The  Company may

          purchase at their own  expense sufficient liability insurance for the  Board  of Directors  to cover  any  and all  claims, losses,





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          damages and expenses arising from any action or failure to act in

          connection  with  the  execution  of  the  duties   as  Board  of

          Directors.



                                ARTICLE IV ELIGIBILITY

               4.1   Eligibility  Requirements.    All Employees  (a) whose

          benefits under the Pension Plan of the Company are limited by the limitations set forth in Sections 401(a)(17) and 415 of the Code,

          (b) for whom contributions by the Company to the Savings Plan are limited  by the  limitations  set forth  in Sections  401(a)(17),

          401(k),  401(m),  402(g) and  415 of  the  Code, or  (c) for whom contributions  by  the Company  to the  ESOP  are limited  by the limitations set forth in Sections 401(a)(17) and 415 of the Code,

          shall be eligible to receive benefits under the Plan.

               4.2   Determination of Eligibility.  The Board  of Directors

          shall  determine which  Employees  are eligible  to  participate.

          Upon  becoming a Participant, an Employee shall be deemed to have assented to  the Plan and  to any  amendments hereafter  adopted.

          The  Board  of Directors  shall  be  authorized  to  rescind  the eligibility  of any Participant  if necessary to  insure that the

          Plan  is  maintained  primarily  for  the  purpose  of  providing deferred compensation to a  select group of management  or highly



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          compensated   employees  under  the  Employee  Retirement  Income

          Security Act of 1974, as amended.



                                  ARTICLE V BENEFITS

               5.1   Pension Benefit.

                     (a)  If  a  Participant  has Accredited  Service  with

          respect to the  Pension Plan of the Company, but not with respect to  the  Pension Plan  of any  Affiliated  Employer, he  shall be entitled  to a  Pension  Benefit equal  to  that portion  of  his

          Retirement  Income under the Pension Plan of the Company which is

          not   payable  under  such  Pension  Plan  as  a  result  of  the limitations imposed by Sections 401(a)(17), 415(b), and 415(e) of the Code.

                     (b)  If  a  Participant  has  Accredited  Service with

          respect to  the Pension Plan of  the Company and  with respect to the Pension Plan of one or more Affiliated Employers, his Pension

          Benefit payable  by the  Company, and any  Affiliated Employer(s)

          shall  be equal to that portion of his combined Retirement Income under each Pension  Plan which is not  payable under any of  such

          Pension  Plans  as  a  result  of  the limitations  described  by

          Sections 401(a)(17),  415(b), and 415(e) of  the Code, multiplied by a fraction, the sum of the individual  fractions not to exceed



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          one  (1), the  numerator  of which  is  his years  of  Accredited

          Service under the Pension  Plan of the Company or  any Affiliated

          Employer(s)  and the  denominator  which is  his  total years  of

          Accredited Service under the Pension Plans of the Company and any

          Affiliated Employer(s).

                     (c)  For  purposes of  this Section  5.1, the  Pension

          Benefit  of  a  Participant  shall  be  calculated  based  on the

          Participant's Earnings that are considered under the Pension Plan of  the Company  in  calculating his  Retirement Income,  without regard  to  the limitation  of  Section 401(a)(17)  of  Code, but excluding  any portion of his Compensation he may have elected to defer under the Deferred Compensation Plan.

                     (d)  To  the  extent that  a  Participant's Retirement

          Income under  a Pension Plan  is recalculated as  a result  of an amendment to such Pension Plan in order to increase the amount of his Retirement  Income, the Participant's  Pension Benefit  shall also be recalculated  in order to properly  reflect such increase in determining payments of the Participant's Pension Benefit made on or after the effective date of such increase.









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               5.2   Non Pension Benefit.

                     (a)  A Participant shall be  entitled to a Non Pension

          Benefit which is determined  under this Section 5.2.  An  Account shall  be established for the  Participant by the  Company, as of

          his initial  Plan Year of participation  in the Plan.   Each Plan

          Year such  Account shall be credited with  an amount equal to the amount that  the Company  is prohibited from  contributing (1) to the Savings  Plan on behalf of the Participant as a result of the limitations  imposed  by  Sections  401(a)(17),  401(k),  401(m),

          402(g), 415(c), and  415(e) of  the Code and  (2) to the ESOP  on

          behalf  of the Participant as a result of the limitations imposed by Sections 401(a)(17), 415(c), and 415(e) of the Code.

                     (b)  For purposes of this Section 5.2, the Non Pension

          Benefit of  a  Participant  shall  be  calculated  based  on  the

          Participant's Compensation  that  would have  been considered  in calculating allocations  to his  accounts under the  Savings Plan and ESOP, without regard to the limitations of Section 401(a)(17)

          or Section 402(g) of the Code,  but excluding any portion of  his

          Compensation  he may  have elected  to defer  under  the Deferred

          Compensation Plan.







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                     (c)  All  amounts so  credited to  the Account  of the

          Participant shall be deemed to be invested in the Common Stock at the same  time that such  amounts would have been  so invested if they had been contributed by  the Company to the Savings  Plan or the ESOP, as the case may be.  In addition, such Account shall be credited  with respect to shares of Common Stock allocated to the

          Participant's Account as follows:

                          (1)  In   the  case   of  cash   dividends,  such

               additional shares  as could be purchased  with the dividends which would  have been  payable if  the credited shares  had been outstanding;

                          (2)  In the case of dividends payable in property

               other than cash or  Common Stock, such additional  shares as could be  purchased  with  the  fair  market  value  of  the property  which  would have  been  payable  if the  credited shares had been outstanding; or

                          (3)  In the case  of dividends payable  in Common

               Stock, such additional shares as would have been  payable on the credited shares if they had been outstanding.









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                     (d)  As soon as practicable following the first day of

          his eligibility  to  have benefits  credited  to his  Account,  a

          Participant shall designate in writing on a form to be prescribed by the  Company the method of payment of his Account, which shall be the  payment  of a  single  lump sum  or  a series  of  annual

          installments  not  to   exceed  twenty  (20).     The  method  of

          distribution initially  designated by a Participant  shall not be revoked  and  shall  govern  the  distribution  of  each  Account established for  the benefit of  the Participant by  the Company.

          Notwithstanding, in the sole discretion of the Board of Directors upon application  by the Participant, the  method of distribution designated by such Participant  may be modified not prior  to 395 days nor  later than 365  days prior  to a Participant's  date of

          separation  from  service   in  order  to  change  the   form  of

          distribution of his Account  in accordance with the terms  of the

          Plan.      Each   Participant,   his   Beneficiary,   and   legal

          representative  shall be bound as to any action taken pursuant to the method of distribution elected by a Participant and the terms of the Plan.









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               5.3   Distribution of Benefits.

                     (a)  The Pension Benefit, as determined  in accordance

          with Section 5.1, shall  be payable in monthly increments  on the first day of the month  concurrently with and in the  same manner as the  Participant's Retirement  Income under the  Pension Plan.

          The Beneficiary of  a Participant's Pension Benefit  shall be the same as  the beneficiary  of the Participant's  Retirement Income under the Pension Plan.

                     (b)  When a Participant terminates his employment with

          the Company, said  Participant shall be  entitled to receive  the market  value  of  any  shares  of  Common Stock  (and  fractions thereof) reflected in any  Account maintained by the Company  for his benefit under  the Plan in a single lump  sum distribution or annual installments not to exceed twenty (20).  Such distribution shall be  made not later than sixty (60) days following the close of the calendar  quarter in which  his termination of  employment

          occurs, or  as soon  as reasonably  practicable thereafter.   The

          transfer  by  a Participant  between  companies  in the  Southern electric  system shall  not  be deemed  to  be a  termination  of

          employment with  the  Company.   No  portion of  a  Participant's

          Account shall be distributed in Common Stock.





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                     (c)  In the event a  Participant elects to receive the

          distribution  of his  Account in  annual installments,  the first payment  shall be made not  later than sixty  (60) days following the close of  the calendar  quarter in which  his termination  of

          employment  occurs,   or  as   soon  as   reasonably  practicable

          thereafter, and shall  be an amount  equal to the balance  in the

          Participant's Account divided by the number of annual installment

          payments.   Each  subsequent annual  payment shall  be an  amount

          equal  to the balance in the Participant's Account divided by the number  of the remaining annual payments and  shall be due on the

          anniversary  of  the preceding  payment date.    No portion  of a

          Participant's Account shall be distributed in Common Stock.

                     (d)  Upon  the death  of  a Participant,  or a  former

          Participant  prior to the payment of all amounts credited to said

          Participant's Account,  the unpaid balance  shall be paid  in the sole discretion  of the Board of  Directors (1) in a lump  sum to the designated Beneficiary of a Participant or former Participant within sixty  (60)  days  following  the close  of  the  calendar quarter in which the  Board of Directors is provided  evidence of the  Participant's death  (or as  soon as  reasonably practicable thereafter)  or  (2) in accordance  with the  distribution method

          chosen  by   such  Participant   or  former  Participant.     The



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          Beneficiary  designation may  be  changed by  the Participant  or former Participant at any  time without the consent of  the prior

          Beneficiary.   In the event  a Beneficiary designation  is not on

          file  or  the designated  Beneficiary  is deceased  or  cannot be located, payment will be made to the estate of the Participant or former Participant.  No portion  of a Participant's Account shall be distributed in Common Stock.

                     (e)  Upon the  total  disability of  a Participant  or

          former  Participant,   as  determined  by   the  Social  Security

          Administration,  the unpaid balance of  his Account shall be paid in  the sole discretion  of the Board of  Directors (1) in a lump sum  to  the  Participant or  former  Participant,  or  his legal representative within sixty (60)  days following the notification of the Board of  Directors of the determination of  disability by the  Social Security  Administration  (or as  soon as  reasonably

          practicable   thereafter)   or   (2) in   accordance   with   the

          distribution   method  elected  by  such  Participant  or  former

          Participant.   No  portion  of a  Participant's Account  shall be

          distributed in Common Stock.

                     (f)  The  Board of  Directors in  its sole  discretion

          upon   application   made  by   the  Participant,   a  designated

          Beneficiary, or  their  legal representative,  may  determine  to



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          accelerate payments or, in the event of death or total disability

          (as determined  by Social Security Administration),  to extend or otherwise  make payments in a manner different from the manner in which such payment would be made under the method of distribution elected by the Participant in the absence of such determination.

               5.4   Funding  of  Benefits.   The  Company  maintaining  an

          Account for the  benefit of  a Participant shall  not reserve  or otherwise  set aside  funds for  the payment  of its  obligations under  the Plan, and such  obligations shall be  paid solely from

          the general  assets  of  the Company.    Notwithstanding  that  a

          Participant shall  be  entitled to  receive  the balance  of  his

          Account under the Plan,  the assets from which such  amount shall be  paid  at all  times  remain  subject  to  the claims  of  the creditors of the Company.

               5.5   Withholding.  There shall be deducted from the payment

          of any Pension Benefit or Non  Pension Benefit due under the Plan the amount of any  tax required by any governmental  authority to be withheld and  paid over  by the Company  to such  governmental authority  for  the account  of  the  Participant or  Beneficiary entitled to such payment.







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                               ARTICLE VI MISCELLANEOUS

               6.1   Assignment.  Neither the Participant, his Beneficiary,

          or  his  legal  representative shall  have  any  rights  to sell,

          assign, transfer or  otherwise convey  the right  to receive  the payment of  any  Pension  Benefit  or  Non  Pension  Benefit  due

          hereunder,  which payment  and  the right  thereto are  expressly declared to be nonassignable and nontransferable.  Any attempt to assign or transfer the  right to payment under the Plan  shall be null and void and of no effect.

               6.2   Amendment and Termination.  The Plan may be amended or

          terminated at any time  by the Board of Directors,  provided that no amendment or termination shall cause a forfeiture or reduction in  any benefits  accrued as  of the  date of  such amendment  or termination.

               6.3   No Guarantee  of Employment.   Participation hereunder

          shall  not be  construed as creating  any contract  of employment between the Company  and a  Participant, nor shall  it limit  the right  of  the  Company  to suspend,  terminate,  alter,  modify,

          whether or not for cause, the employment relationship between the

          Company and a Participant.







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               6.4   Construction.    This  Plan  shall  be   construed  in

          accordance with and governed by the laws of the State of Georgia,

          to the extent such laws are not otherwise superseded  by the laws of the United States.



               IN  WITNESS WHEREOF,  the  Plan has  been  executed by  duly

          authorized  officers  of  Georgia  Power   Company,  pursuant  to

          resolutions  of  the Board  of  Directors  of the  Georgia  Power

          Company, this        day of               ,     .


                                       GEORGIA POWER COMPANY

              (CORPORATE SEAL)

                                       By:



          Attest:



          [adamscl] h:\wpdocs\mtd\gpc\sup-ben.pln














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